Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

39          Subsequent events

In November 2019, the Group entered into agreement to acquire 80% of equity interest of Shanghai Pengai Jiayan Aesthetic Medical Clinic Co., Ltd. (“Shanghai Pengai Jiayan”) with consideration of RMB13.5million. The transaction has been completed in March 2020 and Shanghai Pengai Jiayan becomes a subsidiary of the Company since then.

In March 2020, the Group entered into agreement to acquire 70% of equity interest of Xi’an New Pengai Yueji Aesthetic Medical Clinic Co., Ltd. (“Xi’an Pengai”) with an estimated consideration of RMB18million. After completion of the transaction, Xi’an Pengai will become a subsidiary of the Company.

Since early 2020, there was an outbreak of COVID-19 in China, which has resulted in temporary shut down of the Group’s aesthetic treatment centers in February and March 2020. Please refer to Note 2.1 Basis of Preparation for details.